UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 19, 2016

Stericycle, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-37556	36-3640402
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

28161 North Keith Drive

Lake Forest, Illinois 60045

(Address of principal executive offices including zip code)

(847) 367-5910

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On July 28, 2016, Stericycle, Inc. (the “Company”), in its press release announcing financial results for the quarter ended June 30, 2016, modified the presentation of revenues in Table 1-A, Global Revenue Details by Service, for the periods presented therein. As of September 30, 2016, revenues from certain customers that were previously classified within Manufacturing and Industrial Services (M&I) have been increasingly viewed by management as being more appropriately classified within Regulated Waste and Compliance Services. Accordingly, the Company is furnishing this current report on Form 8-K on the date hereof to present historical revenue data on a basis consistent with the new reporting structure and adjusted allocation of revenue by service.

The following table provides a recast of revenues under the new reporting format for the quarterly periods ended March 31, 2015, June 30, 2015, September 30, 2015, December 31, 2015, March 31, 2016, and June 30, 2016. The table also provides the recast of revenues for the fiscal year ended December 31, 2015 and the six months ending June 30, 2016. The recasting of previously issued financial information in the table below does not represent a restatement of previously issued financial statements for any of the previously reported periods.

(in millions)	Q1-2015	Q2-2015	Q3-2015	Q4-2015	FY-2015
Global Revenue Details by Service
Regulated Waste and Compliance Services	$503.2	$520.4	$521.1	$520.9	$2,065.6
Secure Information Destruction Services	0.0	0.0	0.0	177.4	177.4
Communication and Related Services	72.3	82.1	93.1	86.6	334.1
Manufacturing and Industrial Services	87.8	113.2	104.4	103.4	408.8
Total Global Revenues, as reported	$663.3	$715.7	$718.6	$888.3	$2,985.9

(in millions)	Q1-2016	Q2-2016	YTD-2016
Global Revenue Details by Service
Regulated Waste and Compliance Services	$506.5	$523.4	$1,029.9
Secure Information Destruction Services	184.7	190.5	375.2
Communication and Related Services	88.0	82.5	170.5
Manufacturing and Industrial Services	95.0	95.2	190.2
Total Global Revenues, as reported	$874.2	$891.6	$1,765.8

The information in this Item 2.02 should be read in conjunction with the Company’s quarterly reports on Form 10-Q for the quarterly periods ended March 31, 2015, June 30, 2015, September 30, 2015, March 31, 2016 (as amended), June 30, 2016 and the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2015 (as amended).

The information furnished pursuant to this Item 2.02 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and shall not be deemed incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 19, 2016	STERICYCLE, INC.

	By:	/s/ Daniel V. Ginnetti
Daniel V. Ginnetti
Executive Vice President and Chief Financial Officer